UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2023

Tempo Automation Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39406 (Commission File Number)	92-1138525 (IRS Employer Identification No.)

2460 Alameda St., San Francisco, CA (Address of principal executive offices)	94103 (Zip Code)

(415) 320-1261
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TMPO	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	TMPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On March 25, 2023, Tempo Automation Holdings, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) by and among the Company, Optimum Design Associates, Inc., a California corporation (“ODA”), Optimum Design Associates Pty. Ltd., an Australian proprietary company limited by shares (“ODA Australia” and, together with ODA, the “Acquired Companies”), Nick Barbin and Roger Hileman (Mr. Hileman, together with Mr. Barbin, the “Sellers” and each, a “Seller”), pursuant to which the Company has agreed to acquire all of the equity interests of the Acquired Companies from the Sellers (the “Acquisitions”). The Purchase Agreement and the transactions contemplated thereby have been approved by the respective boards of directors or equivalent governing body of the Company and each of the Acquired Companies.

Transaction Overview. The Purchase Agreement provides that, upon the terms and subject to the conditions set forth in the Purchase Agreement, the Company will acquire from the Sellers (i) all of the issued and outstanding capital stock of ODA (the “ODA Stock” and such acquisition, the “U.S. Sale”) and (ii) all of the issued and outstanding capital stock of ODA Australia (the “ODA Australia Shares” and such acquisition, the “Australia Sale”). As consideration for the U.S. Sale: (i) on the closing date of the U.S. Sale (the “U.S. Closing Date”), the Company will pay to the Sellers a cash amount equal to approximately $2.8 million (subject to customary adjustments set forth in the Purchase Agreement) plus 50% of the reasonable and documented out-of-pocket expenses incurred by the Acquired Companies in connection with the audit of the audited financial statements required to be delivered by the Acquired Companies prior to such closing (the “U.S. Closing Cash Consideration”); (ii) within five business days of the U.S. Closing Date, the Company will issue to the Sellers an aggregate of 4,400,000 shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”); (iii) on the six-month anniversary of the U.S. Closing Date, the Company will pay to the Sellers an additional amount in cash equal to $1.5 million less the aggregate amount of Free Cash Flow Payments (as defined herein) made to the Sellers after the U.S. Closing Date and prior to the six-month anniversary of the U.S. Closing Date (the “Initial Deferred Cash Consideration”); (iv) on the 12-month anniversary of the U.S. Closing Date, the Company will pay to the Sellers an additional amount in cash equal to $2.5 million less the aggregate amount of Free Cash Flow Payments made to the Sellers on or after the six-month anniversary of the U.S. Closing Date and on or prior to the 12-month anniversary of the U.S. Closing Date (the “Remaining Deferred Cash Consideration”); and (v) the Company will agree to pay the Sellers up to $7.5 million of additional consideration (the “Earnout Consideration”) based on the Acquired Companies’ financial performance during the fiscal years ending December 31, 2023, December 31, 2024 and December 31, 2025, which payments may, subject to certain limitations, be made in cash, shares of Common Stock, or a combination thereof at the Company’s election, provided that at least 25% of the Earnout Consideration must be paid in cash. Until the 12-month anniversary of the U.S. Closing Date, as promptly as reasonably practicable following the last day of each calendar month, the Company will transfer, or cause to be transferred, to the Sellers an amount in cash equal to the free cash flow of the Acquired Companies for such completed calendar month (each such payment, a “Free Cash Flow Payment”). In no event may the amount of Free Cash Flow Payments exceed $4,000,000 in the aggregate. As consideration for the Australia Sale, the Company will pay to the Sellers, on the closing date of the Australia Sale (the “Australia Closing Date” and the Australia Closing Date and the U.S. Closing Date, each, a “Closing Date”), an amount in cash equal to $230,000 (subject to certain customary adjustments set forth in the Purchase Agreement). In addition, the Company has agreed to provide specified compensation to certain employees of the Acquired Companies based on the Acquired Companies’ financial performance during the fiscal years ending December 31, 2023, December 31, 2024 and December 31, 2025, provided that such employees remain employed by the Company, the Acquired Companies or their respective subsidiaries through the applicable payment dates.

Covenants, Representations and Warranties and Indemnities. Each of the Company, the Acquired Companies and the Sellers have made customary representations, warranties and covenants in the Purchase Agreement. The Acquired Companies and the Sellers have made certain covenants, among others, regarding the conduct of the business of the Acquired Companies in the ordinary course of business and certain restrictions thereto prior to the closing of the Acquisitions. Each of the Company, the Sellers and the Acquired Companies have agreed in the Purchase Agreement to use commercially reasonable efforts, and to cooperate with each other party, to consummate the Acquisitions.

In addition, the Purchase Agreement provides that, subject to certain negotiated limitations and survival periods, the Company and the Sellers will indemnify each other and each other’s directors, officers, employees, affiliates, agents and other representatives, for breaches of these representations, warranties and covenants and for certain other matters specified in the Purchase Agreement.

At the closing of the U.S. Sale, the Company has agreed to enter into (a) a registration rights agreement with the Sellers, pursuant to which, among other things, the Company will grant to the Sellers certain registration rights with respect to certain securities of the Company; (b) an employment agreement with Mr. Barbin pursuant to which, among other things, Mr. Barbin will be appointed as the Vice President of Optimum Design Services until the three-year anniversary of the U.S. Closing Date; (c) non-competition and non-solicitation agreements with each of Mr. Barbin and Mr. Hileman, pursuant to which, among other things, each Seller will agree not to (i) invest in, finance, participate in or become employed by any business that competes with the Company and its subsidiaries, (ii) solicit for employment or hire any employee of the Acquired Companies or (iii) solicit any business from any customer of the Acquired Companies or provide any goods or services to any customer of the Acquired Companies similar to those provided by the Acquired Companies, in each case, prior to the two-year anniversary of the U.S. Closing Date; and (d) a services agreement with ODA and ODA Australia, pursuant to which, among other things, ODA Australia will agree to continue to provide all services in the ordinary course of business consistent with past practice that ODA Australia provides to ODA as of the date of the Purchase Agreement during the period commencing on the U.S. Closing Date and ending on the Australia Closing Date.

Conditions to Closing. The consummation of each of the Acquisitions is subject to customary closing conditions, including, among others, (a) the absence of laws, orders, decrees, judgments and injunctions by any governmental entity of competent jurisdiction preventing the completion of the Acquisitions or that make the completion of the Acquisitions illegal, (b) the receipt of specified governmental and regulatory consents and approvals and expiration of any mandatory waiting period related thereto, (c) subject to certain exceptions, the accuracy of representations and warranties with respect to the Acquired Companies, the Company and the Sellers, (d) compliance in all material respects by the Acquired Companies, the Company and the Sellers with their respective covenants contained in the Purchase Agreement, (e) the shares of Common Stock issuable as Stock Consideration and Earnout Consideration having been approved for listing on the Nasdaq Capital Market, LLC, (f) there having occurred no material adverse effect with respect to the Company or the Acquired Companies, (g) Buyer having obtained gross proceeds from one or more financing transactions sufficient to satisfy its cash payment obligations with respect to the closing of the Acquisitions; (h) the entry by the Sellers into employment and non-compete agreements with the Company, in each case substantially in the forms attached as exhibits to the Purchase Agreement; and (i) the delivery by the Acquired Companies of certain audited financial statements with respect to the Acquired Companies.

Termination Rights. The Purchase Agreement contains certain customary termination rights, including the right for (a) the parties to mutually agree to terminate the Purchase Agreement, (b) either the Company or the Sellers to terminate the Purchase Agreement if (i) with respect to the U.S. Sale, the U.S. Closing Date shall not have occurred by May 31, 2023 or (ii) with respect to the Australia Sale, the Australia Closing Date shall not have occurred by June 30, 2023, in each case, subject to certain customary exceptions, (c) either the Company or the Sellers to terminate the Purchase Agreement if a governmental entity of competent jurisdiction has enacted, issued or promulgated any law or issued or granted any order that has become final and non-appealable and which results in a permanent restraint on the ability of the parties to consummate the transactions contemplated by the Purchase Agreement and (d) either the Company, on the one hand, or the Sellers, on the other hand, to terminate the Purchase Agreement if the other parties are in breach of the Purchase Agreement and have not cured such breach within the time periods specified in the Purchase Agreement.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1, and is incorporated into this Current Report on Form 8-K (this “Report”) by reference.

The Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, the Acquired Companies or the Sellers. In particular, the representations, warranties, covenants and agreements contained in the Purchase Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Purchase Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Purchase Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure.

On March 27, 2023, the Company issued a press release announcing its entry into the Purchase Agreement, a copy of which is furnished as Exhibit 99.1 to this Report.

On March 27, 2023, the Company posted an investor presentation relating to the proposed Acquisitions and preliminary unaudited financial results for fiscal year 2022 to its website at https://investors.tempoautomation.com/, a copy of which is furnished as Exhibit 99.2 to this Report. The Company will host an investor conference call today, March 27, 2023 at 7:00 a.m. Pacific Time, during which management will discuss the proposed Acquisitions and preliminary unaudited financial results for fiscal year 2022 and review the investor presentation. The conference call can be accessed by dialing (646) 307-1963 within the United States and (800) 715-9871 for all other locations and providing the ID: 2180485. A live webcast of the call will also be available at: https://edge.media-server.com/mmc/p/fx7ad6gn. Notwithstanding the foregoing, information contained on the Company’s website does not constitute part of, nor is it incorporated by reference into, this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Report shall not be incorporated by reference in any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. This Report will not be deemed as an admission as to the materiality of any information in this Report that is disclosed in accordance with Regulation FD.

* * *

Safe Harbor for Forward-looking Statements

This Report contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Acquisitions, including statements regarding the benefits of the Acquisitions, the anticipated timing of the Acquisitions and the services offered by the Company and the markets in which it operates. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Acquisitions may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the failure to satisfy the conditions to the consummation of the Acquisitions; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement relating to the Acquisitions; (iv) the effect of the announcement or pendency of the Acquisitions on the Company’s or the Acquired Companies’ business relationships, performance, and business generally; (v) risks that the Acquisitions disrupts current plans of the Company or the Acquired Companies and potential difficulties in the Company’s or the Acquired Companies’ employee retention as a result of the Acquisitions; (vi) the ability to implement business plans, forecasts, and other expectations after the completion of the Acquisitions, and identify and realize additional opportunities; (vii) the risk of downturns in the highly competitive industry in which the Company and the Acquired Companies operate; (viii) the enforceability of the Acquired Companies’ intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; (ix) the ability of the Acquired Companies to protect the intellectual property and confidential information of its customers; and (x) other risks and uncertainties described in the Company’s filings with the SEC, including its past and future periodic reports and other filings. Such factors and risks as outlined above and in such filings do not constitute all factors and risks that could cause actual results of the Company to be materially different from the Company’s forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of today, and the Company does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Securities Purchase Agreement, dated March 25, 2023, by and among the Company, ODA, ODA Australia, and the Sellers.*

99.1	Press Release, dated March 27, 2023

99.2	Presentation made available on March 27, 2023

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to supplementally furnish to the SEC a copy of any omitted exhibits or schedules upon request of the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Tempo Automation Holdings, Inc.

Date: March 27, 2023	By:	/s/ Ryan Benton
Ryan Benton
Chief Financial Officer